SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                February 12, 2002
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                        (Date of earliest event reported)

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                         Progress Financial Corporation
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             (Exact name of registrant as specified in its charter)



Delaware                            0-14815                         25-2413363
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(State of other jurisdiction  (Commission File Number)           (IRS Employer
  of incorporation)                                            Identified No.)


4 Sentry Parkway, Suite 200, Blue Bell, Pennsylvania             19422-0764
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(Address of principal executive offices)                         (Zip Code)



                                 (610)-825-8800
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              (Registrant's telephone number, including area code)



                                 Not Applicable
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(Former name,former address and former fiscal year,if changed since last report)



                         Exhibit Index appears on page 4




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Item 5.           Other Events



         Progress Financial Corporation ("Progress" or the "Company") announced that the Office of Thrift Supervision has approved the capital plan. For further information, see the press release dated February 12, 2002 attached as Exhibit 99(a) and incorporated herein by reference.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         PROGRESS FINANCIAL CORPORATION





Dated:   February 12, 2001         By:  /s/ Michael B. High
                                       ------------------------------------
                                       Michael B. High
                                       Chief Operating Officer and
                                       Chief Financial Officer



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                                  EXHIBIT INDEX




    Exhibit Number                            Description


     99(a) Press Release on Progress Financial Corporation announcing approval of the capital plan by the Office of Thrift Supervision distributed on February 12, 2002.






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                                  Exhibit 99(a)


             Press Release regarding Progress Financial Corporation Announcing approval of capital plan by the Office of Thrift Supervision

FOR IMMEIDATE RELEASE              Contact:  Michael B. High
February 12, 2002                            Progress Financial Corporation
                                             610-941-4804
                                             mike_high@progressbank.com

               PROGRSS BANK ANNOUNCES OTS APPROVAL OF CAPITAL PLAN

Blue Bell, Pa.--Progress Financial Corporation (Nasdaq:PFNC) (the "Company") has announced that the Office of Thrift Supervision (the "OTS") has approved the capital plan submitted by Progress Bank (the "Bank"), a wholly owned subsidiary of the Company. The capital plan was submitted pursuant to the directive issued by the OTS in July 2001. The directive, among other things, required the Company and the Bank to develop a capital plan that addresses capital levels, credit concentration, commercial lending risks, classified assets and retained earnings. The capital plan sets forth the strategies and actions necessary for the Bank to meet the Tier I leverage and risk-based capital targets established in the directive. In addition, OTS has agreed to extend the date to June 30, 2002 that the Bank must comply with the targeted ratio of classified assets to capital. The Company is in compliance with the capital targets set forth in the directive; and will continue to work toward meeting the other requirements including the targeted ratio of classified assets to capital.

         Progress Financial Corporation is a unitary thrift holding company headquartered in Blue Bell, Pa. The business of the Company consists primarily of the operation of Progress Bank, which serves businesses and consumers through 20 full-service offices. The Company also offers financial planning services, life insurance, and investments through Progress Financial Resources, Inc., headquartered in Philadelphia. In addition, the Company receives fees for financial and operational management consulting services for commercial clients through KMR Management, Inc. located in Willow Grove, Pa. The Company's common stock is traded on The Nasdaq Stock Market under the symbol PFNC.

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